Exhibit 24(a)
POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer and director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ C. M. Connor
C. M. Connor
Chairman and Chief Executive Officer, Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ S. P. Hennessy
S. P. Hennessy
Senior Vice President - Finance and Chief Financial Officer

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ J. L. Ault
J. L. Ault
Vice President - Corporate Controller

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ A. F. Anton
A. F. Anton
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 17, 2010	/s/ J. C. Boland
J. C. Boland
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ D. F. Hodnik
D. F. Hodnik
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ T. G. Kadien
T. G. Kadien
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ S. J. Kropf
S. J. Kropf
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2010	/s/ G. E. McCullough
G. E. McCullough
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 19, 2010	/s/ A. M. Mixon, III
A. M. Mixon, III
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ C. E. Moll
C. E. Moll
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ R. K. Smucker
R. K. Smucker
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the SEC, a registration statement on Form S-8 (“Registration Statement”) in connection with The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (Amended and Restated as of April 21, 2010), hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and each of them, with full power of substitution and resubstitution, as true and lawful attorney-in-fact or attorneys-in-fact, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign and file said Registration Statement, and any subsequent registration statements to register additional securities in connection with the Registration Statement, and any and all amendments, supplements and exhibits thereto, and any and all applications or other documents to be filed with the SEC or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the acts of said attorneys and each of them and any substitutes.
     Executed the date set opposite my name.

Date: April 20, 2010	/s/ J. M. Stropki, Jr.
J. M. Stropki, Jr.
Director